UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): July 28, 2006

                    CHL Mortgage Pass-Through Trust 2006-13
                    ---------------------------------------
                 (Exact name of the issuing entity) Commission
               File Number of the issuing entity: 333-131662-12

                                  CWMBS, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131662

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

               Delaware                             95-4449516
               --------                             ----------
      (State or Other Jurisdiction               (I.R.S. Employer
   of Incorporation of the depositor)       Identification No. of the
                                                    depositor)

4500 Park Granada
Calabasas, California                                          91302
---------------------                                        ---------
(Address of Principal                                       (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

-------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events

Item 8.01.  Other Events.
---------   ------------

          On July 28, 2006, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of July 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the CHL Mortgage Pass-Through Trust 2006-13, Mortgage Pass-Through Certificates, Series 2006-13. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

          On July 28, 2006, Credit Suisse International, as corridor contract counterparty (the "Counterparty") and The Bank of New York, as supplemental interest trustee (the "Supplemental interest Trustee"), entered into a 1992-ISDA Master Agreement (Multicurrency-Cross Border), a Schedule thereto and a Credit Support Annex thereto. The ISDA Master Agreement, Schedule thereto and Credit Support Annex thereto are annexed hereto as Exhibit 99.2,
Exhibit 99.3 and Exhibit 99.4, respectively.

          On July 28, 2006, Credit Suisse Management LLC, an affiliate of the Underwriter entered into a novation confirmation (the "Novation Confirmation"), dated as of July 28, 2006, by and among Credit Suisse Management LLC, an affiliate of the Underwriter, The Bank of New York, as supplemental interest trustee for CHL Mortgage Pass-Through Trust 2006-13 and the Counterparty, pursuant to which Credit Suisse Management LLC, an affiliate of the Underwriter, assigned all of its rights and delegated all of its duties and obligations under a certain old confirmation between Credit Suisse Management LLC, an affiliate of the Underwriter, and the Counterparty, to the Supplemental Interest Trustee. The Novation Confirmation is annexed hereto as
Exhibit 99.5.

          On July 28, 2006, the Supplemental Interest Trustee and the Counterparty entered into a new confirmation (the "New Confirmation"), dated as of July 28, 2006, by and between the Supplemental Interest Trustee and the Counterparty, which New Confirmation amended, restated and superseded that certain old confirmation between Credit Suisse Management LLC, an affiliate of the Underwriter, and the Counterparty. The New Confirmation is annexed hereto as Exhibit 99.6.

          On July 25, 2006, the Company entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of July 25, 2006, by and among the Company, as depositor, CHL, CWALT, Inc. ("CWALT"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and Credit Suisse International, as counterparty. The
Item 1115 Agreement is annexed hereto as Exhibit 99.7.

Section 9 - Financial Statements and Exhibits
---------


Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

      (a)   Financial statements of business acquired.
            ------------------------------------------

            Not applicable.

      (b)   Pro forma financial information.
            --------------------------------

            Not applicable.

      (c)   Exhibits.
            ---------

            99.1. Pooling and Servicing Agreement, dated as of July 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

            99.2 The ISDA Master Agreement, dated July 28, 2006, by and between the Counterparty and the Supplemental Interest Trustee.

            99.3 The Schedule to the ISDA Master Agreement, dated July 28, 2006, by and between the Counterparty and the Supplemental Interest Trustee.

            99.4 The Credit Support Annex to the ISDA Master Agreement, dated July 28, 2006, by and between the Counterparty and the Supplemental Interest Trustee.

            99.5 A Novation Confirmation, dated as of July 28, 2006, by and among Credit Suisse Management LLC, an affiliate of the Underwriter, the Supplemental Interest Trustee and the Counterparty.

            99.6 A New Confirmation, dated as of July 28, 2006, by and between the Supplemental Interest Trustee and the Counterparty.

            99.7 The Item 1115 Agreement, dated as of July 25, 2006, by and among the Company, CHL, CWALT, CWABS, CWHEQ and the Counterparty.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CWMBS, INC.



                                                By: /s/ Darren Bigby
                                                    ----------------
                                                Darren Bigby
                                                Vice President


Dated:  August 11, 2006

                                 Exhibit Index
                                 -------------



Exhibit
-------

99.1. Pooling and Servicing Agreement, dated as of July 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

99.2 The ISDA Master Agreement, dated July 28, 2006, by and between the Counterparty and the Supplemental Interest Trustee.

99.3 The Schedule to the ISDA Master Agreement, dated July 28, 2006, by and between the Counterparty and the Supplemental Interest Trustee.

99.4 The Credit Support Annex to the ISDA Master Agreement, dated July 28, 2006, by and between the Counterparty and the Supplemental Interest Trustee.

99.5 A Novation Confirmation, dated as of July 28, 2006, by and among Credit Suisse Management LLC, an affiliate of the Underwriter, the Supplemental Interest Trustee and the Counterparty.

99.6 A New Confirmation, dated as of July 28, 2006, by and between the Supplemental Interest Trustee and the Counterparty.

99.7 The Item 1115 Agreement, dated as of July 25, 2006, by and among the Company, CHL, CWALT, CWABS, CWHEQ and the Counterparty.